Exhibit 10.25











          THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS

                                  MEDICON, INC.

                             SENIOR PROMISSORY NOTE
                                DUE MARCH 6, 1997




$3,000,000.00                                                New York, New York
                                                        March 6, 1996



          1.   General.  FOR VALUE RECEIVED, the undersigned, MEDICON, INC.,  an
               -------
Illinois corporation (the "Company"), promises to  pay to the order of  CHEMICAL
                           -------
VENTURE  CAPITAL ASSOCIATES,  L.P. (the  "Purchaser"), pursuant  to this  Senior
                                          ---------
Promissory  Note (this  "Note"),  the  principal sum  of  three million  dollars
                         ----
($3,000,000.00) on March 6, 1997, together with interest thereon from time to time as provided herein. This Note is issued on the date hereof along with a second senior promissory note issued to J.H. Whitney & Co. in like principal amount and ranking on a parity with this Note.

          2.   Interest.  The Company promises  to pay interest on the principal
               --------
amount of this Note at the rate of 14% per annum from the date hereof until September 6, 1996. The interest rate shall be increased on September 7, 1996 to 16% per annum. The Company shall pay accrued interest quarterly on each March 31, June 30, September 30 and December 31 of each year or, if any such date shall not be a Business Day, on the next succeeding Business Day to occur after such date (each date upon which interest shall be so payable, an "Interest
                                                                        --------
Payment  Date"), beginning on  March 31, 1996.   Interest on this  Note shall be
- -------------
paid by wire transfer of immediately available funds to an account designated by the holder of this Note. Interest on this Note shall accrue from the date of issuance until repayment of the principal and payment of all accrued interest in full. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. Notwithstanding the foregoing provisions of this Section 2, but subject to applicable law, any overdue principal of and overdue interest on this Note shall bear interest, payable on demand in immediately available funds, for each day from the date payment thereof was due to the date of actual payment, at the rate of interest in effect on each such day (as determined in accordance with the first two sentences of this Section 2) plus 2% per annum, and, upon and during the continuance of an Event of Default, this Note shall bear interest, from the date of the occurrence of such Event of Default until such Event of Default is cured or waived, payable on demand in immediately available funds, at the rate of interest in effect on each such day (as determined in accordance with the first two sentences of this Section 2) plus 2% per annum. Subject to applicable law, any interest that shall accrue on overdue interest on this Note as provided in the preceding sentence and shall not have been paid in full on or before the next Interest Payment Date to occur after the Interest Payment Date on which the overdue interest became due and payable shall itself be deemed to be overdue interest on this Note to which the preceding sentence shall apply.

          3.   Mandatory Prepayment.
               --------------------

               (a)  Initial  Public Offering.    Upon  the  consummation  of  an
                    ------------------------
Initial Public Offering, the Company shall prepay this Note (together with interest accrued thereon) pro rata with the prepayment of all other Notes issued on the date hereof and ranking on a parity with this Note, in an amount equal to the lesser of (i) the Net Cash Proceeds received from the Initial Public Offer-ing, or (ii) the outstanding principal amount of this Note (together with interest accrued thereon), within 5 Business Days after receipt by the Company of the proceeds of such Initial Public Offering.

               (b)  Change  of Control.   Upon  the  occurrence of  a Change  of
                    ------------------
Control, the Company shall prepay this Note pro rata with the prepayment of all other Notes issued on the date hereof and ranking on a parity with this Note, in an amount equal to the outstanding principal amount of this Note (together with interest accrued thereon).

               (c)  Notice.  The Company shall give written notice to the holder
                    ------
of this Note of any mandatory prepayment pursuant to Section 3(a) or (b) at least 3 Business Days prior to the date of such prepayment. Such notice shall be given in the manner specified in Section 9 of this Note.

          4.   Optional Prepayment.
               -------------------

               (a) Upon notice given to the holder of this Note as provided in subsection (b) of this Section 4, the Company, at its option, may prepay all or any portion of this Note, pro rata with the prepayment of all other Notes issued on the date hereof and ranking on a parity with this Note, at any time, by paying an amount equal to the outstanding principal amount of this Note, or the portion of this Note called for prepayment, together with interest accrued and unpaid thereon to the date fixed for prepayment, without penalty or premium.

               (b) The Company may give written notice of prepayment of this Note or any portion thereof not less than 10 nor more than 60 days prior to the date fixed for such prepayment. Such notice of prepayment shall be given in the manner specified in Section 9 of this Note. Upon notice of prepayment being given by the Company, the Company covenants and agrees that it shall prepay, on the date therein fixed for prepayment, this Note or the portion hereof so called for prepayment, at the outstanding principal amount thereof or the portion thereof so called for prepayment together with interest accrued and unpaid thereon to the date fixed for such prepayment.

               (c) All optional prepayments under this Section 4 shall include payment of accrued interest on the principal amount so prepaid and shall be applied first to payment of default interest, if any, then to payment of accrued interest, and thereafter to principal.

          5.   Defaults and Remedies.
               ---------------------

               (a)  Events of Default.  An "Event of Default" shall occur if:
                    -----------------

                    (i) the Company shall default in the payment of the principal of this Note, when and as the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise; or

                    (ii) the Company shall default in the payment of any installment of interest on this Note according to its terms, when and as the same shall become due and payable and such default shall continue for a period of three days; or

                    (iii) any (A) default in any payment of principal of or interest of any Indebtedness of the Company or any Subsidiary, in an aggregate amount outstanding at any one time equal to or exceeding $100,000.00; or (B) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition, is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity; or

                    (iv) the Company shall, prior to the repayment in full of its obligations under this Note, prepay all or any portion of the Subordinated Indebtedness of the Company; or

                    (v) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking
(a) relief in respect of the Company or any Subsidiary thereof, or of a substan-tial part of its property or assets, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bank-ruptcy, insolvency, receivership or similar law, (b) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any Subsidiary thereof, or for a substantial part of its property or assets, or (c) the winding up or liquidation of the Company or any Subsidiary thereof; and such proceeding or petition shall continue undismissed for 60 days, or an order or decree approving or ordering any of the foregoing shall be entered; or

                    (vi) the   Company   or   any   Subsidiary   thereof   shall
(a) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar law, (b) consent to the institution of or the entry of an order for relief against it, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in paragraph (v) of this
Section 5(a), (c) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any such Subsidiary, or for a substantial part of its property or assets, (d) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (e) make a general assignment for the benefit of creditors, (f) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (g) take any action for the purpose of effecting any of the foregoing; or

                    (vii) one or more judgments for the payment of money in an aggregate amount in excess of $100,000.00 (to the extent not covered by insurance) shall be rendered against the Company or any Subsidiary thereof and the same shall remain undischarged for a period of 30 days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of the Company to enforce any such judgment.

               (b)  Acceleration.    If   an  Event  of  Default   occurs  under
                    ------------
clauses (a)(v) or (vi) of this Section 5, then the outstanding principal of and all accrued interest on this Note shall automatically become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are expressly waived. If any other Event of Default occurs and is continuing, the holders of at least 25% of the aggregate outstanding principal amount of all of the Indebtedness of the Company represented by this Note and the other Notes issued on the date hereof and ranking on a parity with this Note, by written notice to the Company, may declare the principal of and accrued interest on such Notes to be due and payable immediately. Upon such declaration, such principal and interest shall become immediately due and payable. The holders of more than 50% of the aggregate outstanding principal amount of all of the Indebtedness of the Company initially represented by this Note and the other Notes initially issued on the date hereof and ranking on a parity with this Note may rescind an acceleration and its consequences if all existing Events of Default have been cured or waived, except nonpayment of principal or interest that has become due solely because of the acceleration, and if the rescission would not conflict with any judgment or decree. Any notice or rescission shall be given in the manner specified in Section 9 hereof.

          6.   Ranking.  This Note and the other Notes issued on the date hereof
               -------
and ranking on a parity with this Note shall at all times be senior in right of payment to all Subordinated Indebtedness of the Company. The Company hereby acknowledges that the indebtedness created pursuant to this Note and all other Notes issued on date hereof and ranking on a parity with this Note are entitled to share in the rights, benefits, priorities and protections accorded "Senior Indebtedness" in Section 8 of the Senior Subordinated Notes, Section 6 of the Junior Subordinated Notes and Section 4 of the Korsower Subordinated Note.

          7.   Definitions.   As  used  in  this Note,  and  unless the  context
               -----------
requires a different meaning, the following terms have the meanings indicated:

          "Business  Day" means any  day other than a  Saturday, Sunday or other
           -------------
day on which commercial banks in the City of New York are authorized or required by law or executive order to close.

          "Capital Stock"  of any  Person means any  and all  shares, interests,
           -------------
participations or other equivalents (however designated) of such Person's capital stock (or equivalent ownership interests in a Person not a corporation) whether now outstanding or hereafter issued, including, without limitation, all common stock and preferred stock and any rights, warrants or options to purchase such Person's capital stock.

          "Change of Control" shall mean (i) the direct or indirect sale, lease,
           -----------------
exchange or other transfer of all or substantially all of the assets of the Company to any Person or entity or group of Persons or entities acting in concert as a partnership  or  other  group  (a  "Group  of  Persons"),  (ii)  the  merger  or
                                    ------------------
consolidation of the Company with or into another corporation with the effect that the then existing stockholders of the Company hold less than 50% of the combined voting power of the then outstanding securities of the surviving corporation of such merger or the corporation resulting from such consolidation ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors, (iii) the replacement of a majority of the Board of Directors of the Company, over a two-year period, from the directors who constituted the Board of Directors at the beginning of such period, and such replacement shall not have been approved by the Board of Directors of the Company (or its replacements approved by the Board of Directors of the Company) as constituted at the beginning of such period, (iv) a Person or Group of Persons shall, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, have become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing 50% or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors.

          "Commission"  means  the  Securities and  Exchange  Commission  or any
           ----------
similar agency then having jurisdiction to enforce the Securities Act.

          "Contingent  Obligation"  means, as  to  any  Person,  any  direct  or
           ----------------------
indirect liability of that Person with respect to any Indebtedness, lease, dividend, guaranty, letter of credit or other obligation (each a "primary
                                                                         -------
obligation") of another Person (with respect  to a given primary obligation, the
- ----------
"primary obligor"),  whether or not  contingent, (a) to purchase,  repurchase or
 ---------------
otherwise acquire any such primary obligation or any property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor in respect of any such primary obligation or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of such primary obligor, or (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor in respect thereof to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss or failure or inability to perform in respect thereof. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof.

          "Event of Default" has the meaning assigned such term in Section 5(a).
           ----------------

          "Exchange Act" shall mean the Securities and Exchange Act of  1934, as
           ------------
amended and the rules and regulations of the Commission promulgated thereunder.

          "GAAP" means generally accepted United States accounting principles in
           ----
effect from time to time.

          "Governmental  Authority" means the  government of any  nation, state,
           -----------------------
city, locality or other political subdivision of any thereof, any entity exercising executive, legislative, judicial, regulatory or administrative func-tions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

          "Indebtedness" means, as  to any Person,  (a) all obligations of  such
           ------------
Person for borrowed money (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured), (b) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments, (c) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable and accrued commercial or trade liabilities arising in the ordinary course of business, (d) all interest rate and currency swaps, caps, collars and similar agreements or hedging devices under which payments are obligated to be made by such Person, whether periodically or upon the happening of a contingency, (e) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (f) all obligations of such Person under leases which have been or should be, in accordance with GAAP, recorded as capital leases, (g) all indebtedness secured by any lien (other than liens in favor of lessors under leases other than leases included in clause
(f)) on any property or asset owned or held by such Person regardless of whether the indebtedness secured thereby shall have been assumed by such Person or is non-recourse to the credit of such Person and (h) all Contingent Obligations of such Person.

          "Initial  Public Offering"  shall  mean the  sale  in an  underwritten
           ------------------------
offering by the Company of its Capital Stock pursuant to a registration statement on Form S-1 or otherwise under the Securities Act.

          "Interest  Payment  Date"  has  the  meaning  assigned  such  term  in
           -----------------------
Section 2.

          "Junior Subordinated  Notes" means  the Company's Junior  Subordinated
           --------------------------
Promissory  Notes,   dated  November 3,  1994,  issued  pursuant  to  the  Share
Redemption Agreement.

          "Korsower Subordinated Note"  means the Company's Junior  Subordinated
           --------------------------
Promissory Note, dated as of February 15, 1996, issued to Jack M. Korsower, M.D.

          "Net Cash  Proceeds" shall  mean, with respect  to any  Initial Public
           ------------------
Offering, (i) the cash proceeds received by the Company or any subsidiary of the Company, minus (ii) reasonable brokerage commissions or underwriting fees and
          -----
other reasonable fees and expenses (including, without limitation, reasonable fees, charges and disbursements of counsel and reasonable fees and expenses of investment bankers) relating to such Initial Public Offering.

          "Person" means any individual,  firm, corporation, partnership, trust,
           ------
incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of any such entity.

          "Purchase  Agreement" means the  Subordinated Note and  Stock Purchase
           -------------------
Agreement, dated as of November 3, 1994, among the Company, Whitney Subordinated Debt Fund, L.P., Chemical Venture Capital Associates, Alan P. Mintz, John E. Adams, Lawrence Rubinstein, Alan Spiro, Nancie Blatt and Sheldon K. Gulinson.

          "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
rules and regulations of the Commission promulgated thereunder.

          "Senior  Subordinated Notes" means  the Company's  Senior Subordinated
           --------------------------
Promissory Notes, dated November 3, 1994, issued pursuant to the Purchase Agreement.

          "Share  Redemption Agreement" means the Redemption Agreement, dated as
           ---------------------------
of November 3, 1994, among the Company, Alan P. Mintz, John E. Adams, Lawrence Rubinstein, Sheldon Gulinson, Alan H. Spiro and Nancie Blatt.

          "Subordinated Indebtedness" shall mean (i) any or all of the principal
           -------------------------
of and interest on the Senior Subordinated Notes, the Junior Subordinated Notes or the Korsower Subordinated Note; and (ii) any other Indebtedness for borrowed money of the Company, whether outstanding on the date hereof or thereafter created, incurred, assumed or guaranteed by the Company, unless the instrument creating or evidencing the same expressly provides that such Indebtedness is on a parity with or senior in right of payment to this Note.

          "Subsidiary" means, with respect to any Person, a corporation or other
           ----------
entity of which 50% or more of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Note shall refer to a Subsidiary or Subsidiaries of the Company.

          8.   Expenses due to Default.  In case of any default under this Note,
               -----------------------
the Company will pay to the holder of this Note such amounts as shall be sufficient to cover the costs and expenses of such holder due to such default, including without limitation, costs of collection and reasonable fees, disbursements and other charges of counsel.

          9.   Notices.  All notices, demands, requests and other communications
               -------
provided for or permitted hereunder shall be made in writing and shall be by telecopier, courier service or personal delivery:

                    (a)     If to the Company:

                                 Medicon, Inc.
                                 40 Skokie Boulevard
                                 Northbrook, Illinois 60062-1618
                                 Telecopier No.:  708-559-6900
                                 Attention:  Lawrence Rubinstein, Esq.

                       (b)  If to Chemical Venture Capital Associates, L.P.:

                                   Chemical Venture Partners
                                 270 Park Avenue
                                 New York, New York  10017-20670
                                 Telecopier No.:  212-270-2327
                                 Attention:  Mitchell J. Blutt, M.D.


          10.  Successors and  Assigns.  This Note shall inure to the benefit of
               -----------------------
and be binding upon the successors and permitted assigns of the parties hereto. Subject to applicable securities laws, the holder of this Note may assign any of its rights under this Note to any other Person. The Company may not assign any of its obligations under this Note without the written consent of the holder of this Note.

          11.  Amendment and Waiver.
               --------------------

               (a)  No failure or delay on the part of the Company or the holder of this Note in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or the holder of this Note at law, in equity or otherwise.

               (b)  Any  amendment,  supplement  or modification  of  or  to any provision of this Note, any waiver of any provision of this Note, and any consent to any departure by the Company from the terms of any provision of this Note, shall be effective (i) only if it is made or given in writing and signed by the Company and Persons holding at least a majority of the aggregate outstanding principal amount of all of the Indebtedness of the Company initially represented by this Note and the other Notes issued on the date hereof and ranking on a parity with this Note, and (ii) only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Note, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

               (c) Notwithstanding the foregoing, without the written consent of the holder of this Note, an amendment, supplement or waiver may not:

                    (i) reduce the percentage of Persons necessary to consent to an amendment, supplement or waiver pursuant to this Section 11;

                    (ii) reduce the rate or extend the time for payment of interest on this Note;

                    (iii) reduce the principal of, extend the fixed maturity of, or alter the ranking of, this Note;

                    (iv) make this Note payable in money other than that stated in this Note; or

                    (v)  alter or amend Section 3 of this Note.

          12.  Governing  Law.  This Note shall be  governed by and construed in
               --------------
accordance with the laws of the State of New York, without regard to the principles of conflicts of law of such State.

          13.  Jurisdiction.  Each party to this Note hereby irrevocably  agrees
               ------------
that any legal action or proceeding arising out of or relating to this Note or any agreements or transactions contemplated hereby may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address set forth in Section 11, such service to become effective 10 days after such mailing.

          14.  Severability.   If any  one or more  of the  provisions contained
               ------------
herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

          15.  Entire Agreement.   This  Note is  intended by  the parties as  a
               ----------------
final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Note supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          16.  Certain  Expenses.   The Company  will  pay all  expenses of  the
               -----------------
holder of this Note (including reasonable fees, charges and disbursements of counsel) in connection with any amendment, supplement, modification or waiver of or to any provision of this Note, or any consent to any departure by the Company from the terms of any provision of this Note.


                    MEDICON, INC.



                    By   /s/ Carl R. Adkins, M.D.
                       ----------------------------
                       Name:   Carl R. Adkins, M.D.
                       Title:  Chief Executive Officer